Exhibit  99.1

                               MADHAVA RAO MANKAL
                      7476  Sungold Ave., CORONA, CA 92880
                               TEL: 951-582-0976 :


To:  Mr.  Scott  Ervin                                   September  21,  2004
       The  Secretary
       Board  of  Directors
       Force  Protection,  Inc.


Dear  Mr.  Scott,

     I hereby tender my resignation as director from the Board of Directors of Force Protection, Inc. effective September 30, 2004.

     I take this opportunity to thank the Company and all the members of the Board for giving me an opportunity to serve the Company in various capacities.

     I wish you all success in the future. If, I can be of any service, please contact me directly.

Thank  You,


   /s/  Madhava  Rao  Mankal
----------------------------
Madhava  Rao  Mankal